Exhibit 99.2

Greenfield Online Enters into Definitive Agreement to be Acquired by Microsoft Corporation Albert Angrisani, President and Chief Executive Officer Bob Bies, Executive Vice President and Chief Financial Officer Jonathan Flatow, Chief Administrative Officer and General Counsel

Introductions Tami Reller is corporate vice president and chief financial officer of Microsoft Corp.'s Platforms & Services Division (PSD). Reller oversees financial planning, reporting and analysis in support of PSD's two business groups, Windows Client and Online Services, which have over 14,000 employees and generated nearly $17.5 billion in revenue for fiscal year 2007. In addition, Reller is responsible for leading strategy development, corporate development, and mergers and acquisitions, and representing PSD to the investor community. Reller has spent more than seven years at Microsoft in a variety of marketing, finance and R&D senior leadership roles since joining the company following its $1.1 billion acquisition of Great Plains Software Inc. in 2001. Most recently, Reller was a corporate vice president leading Microsoft Business Solutions (MBS), which develops and markets the line of Microsoft Dynamics products. Reller helped firmly establish Microsoft in the business applications category, leading teams in Copenhagen, Denmark; Fargo, N.D.; and Redmond, Wash. She also co-led the integration of Great Plains and Navision a/s, an approximately $1.5 billion acquisition, into Microsoft.

Transaction Details On August, 29th 2008, Greenfield Online signed the definitive merger agreement with Microsoft Microsoft has agreed to pay $17.50 per share in cash for all of Greenfield Online's outstanding shares, for a total transaction equity value of approximately $486 million $17.50 represents a premium of approximately 13% over the Quadrangle offer and represents a premium of approximately 32% over $13.28, the closing price of our stock on June 13, 2008 Next steps are regulatory approval and closing Microsoft has advised us that it will sell the ISS business to an undisclosed financial buyer that Microsoft believes to be a great partner for Greenfield, who is as enthusiastic about the prospects of the ISS business as Microsoft is about the CSS business. Both transactions are expected to close in the fourth quarter of 2008

More on the News... This transaction validates all of your hard work The stock market clearly recognizes your diligence. Our stock value has tripled since late 2005 when SRVY was trading at around $5.00 per share As a result of the "go-shop" process, we were able to deliver incremental value to our shareholders, resulting in the Microsoft offer of $17.50 per share This transaction is good for all our constituents - employees, clients and stockholders We should be proud of what we have accomplished by virtue of the offer we have received from one of the most prominent technology corporations in the world We believe this is a great opportunity for our company, our employees and our clients to further enhance our business into the future

Why has Microsoft Entered into this Agreement? Microsoft has agreed to acquire Greenfield Online because it believes the Ciao comparison shopping business (CSS) is beneficial to its online growth strategy The acquisition signals a further milestone investment for Microsoft in Europe and will see Microsoft increase its European commercial search capabilities as part of its intent to make Live Search the premier destination for consumers looking to research and purchase goods and services online, as well as enabling merchants to drive greater online sales With Microsoft, CSS can continue to innovate and move the industry forward...and do that even faster and bigger Microsoft has advised us that it will sell the ISS business to an undisclosed financial buyer that Microsoft believes to be a great partner for Greenfield, who is as enthusiastic about the prospects of the ISS business as Microsoft is about the CSS business.

What Does This Mean For You? Greenfield Online's ISS business will be a private company The financial buyer will work with us to grow and expand our ISS business A key factor in the financial buyer's decision to acquire Greenfield Online's ISS business is the strength, experience and talent of our management team and employees It is your accomplishments and successes that will continue to help make Greenfield Online successful The changes we have made over the past year have positioned us well as a leader in the global ISS market: Global leaders in online sample due to high quality sample and service, new technology platform and well managed supply chain Establishing a strong ISS presence in Asia and growing fast Please stay focused on your existing responsibilities - meeting your 2008 goals should remain your top priority

How Will We Keep You Informed? We sent you the press release via email We will share additional information with you as soon as we can If you have specific employee-related questions, please contact your manager or local HR representative

What Does This Mean For Our Customers? Our valuable client relationships will continue We will continue to provide the same exceptional, industry leading, high quality products and services our clients have come to expect Our financial buyer is excited about further investments in products, services, geographies and technologies that will best meet our clients' needs and enable us to grow Existing account relationships are expected to continue as they would during the normal course of business Existing account relationships will continue uninterrupted

What Do I Tell My Customers? We are excited about this transaction and our future as a private company We expect to continue to grow and expand and our clients will benefit We will contact most senior customers with more details as soon as possible. Specific talking points and training will be given to sales If there is any confusion, speak with your manager

What If A Reporter Or Investor Asks About The Situation? A press release was distributed directly to the media and the investment community SEC Rules prohibit us from talking about the transaction so we cannot answer media or investor questions. Refer them as follows: Cynthia Brockhoff 203-846-5772 cbrockhoff@greenfield.com

What Happens Next? Continue to operate business as usual and focus on meeting client needs, managing expenses and delivering revenue Microsoft will prepare and file a Tender Offer that will ask our stockholders to tender their shares to Microsoft for $17.50 per share. If Microsoft receives 90% or more of our outstanding shares in the Tender Offer, Microsoft will complete the merger without the need for stockholder approval. If Microsoft receives less than 90% of our outstanding stock in the Tender Offer, it has the option to either purchase shares from us so that it has 90% of our outstanding stock (the "top- Up Option") and then complete the merger, or it can cause the Company to file a proxy and seek approval for the merger from our stockholders.

Additional Information Advisory and Important Additional Information This announcement is neither an offer to purchase nor a solicitation of an offer to sell shares of Greenfield Online or Microsoft. At the time the subsidiary of Microsoft commences the tender offer, it will file a Tender Offer Statement on Schedule TO with the U.S. Securities and Exchange Commission (the "SEC") and Greenfield Online will file a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the tender offer. THE TENDER OFFER WILL BE MADE SOLELY BY THE TENDER OFFER STATEMENT. THE TENDER OFFER STATEMENT (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND ALL OTHER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT WILL CONTAIN IMPORTANT INFORMATION AND SHOULD BE READ CAREFULLY BEFORE ANY DECISION IS MADE WITH RESPECT TO THE TENDER OFFER. The Offer to Purchase, the related Letter of Transmittal and certain other offer documents, as well as the Solicitation/Recommendation Statement will be made available to all stockholders of Greenfield Online, at no expense to them. The Tender Offer Statement (including the Offer to Purchase, the related Letter of Transmittal and all other offer documents filed by Microsoft and the Company with the SEC) and the Solicitation/Recommendation Statement will also be available for free at the SEC's website at www.sec.gov. Investors and security holders are strongly advised to read both the Tender Offer Statement and the Solicitation/Recommendation Statement regarding the tender offer referred to in this press release when they become available because they will contain important information. The tender offer materials may also be obtained for free by contacting the information agent for the tender offer. Advisors disclaimer Deutsche Bank Securities Inc. acted as financial advisor to Greenfield Online in connection with the transaction. Paul, Weiss, Rifkind, Wharton & Garrison acted as legal advisor to Greenfield Online.

Additional Information Cautionary Note Regarding Forward Looking Statements Certain statements contained in this presentation, and oral statements made while delivering it, about our expectation of future events or results constitute forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by terminology such as, "may," "should," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "potential," "continue," or the negative of these terms or other comparable terminology. These statements are not historical facts, but instead represent only our beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of our control. It is possible that our actual results and financial condition may differ, possibly materially, from our anticipated results and financial condition indicated in these forward-looking statements. In addition, certain factors could affect the outcome of the matters described in this press release. These factors include, but are not limited to, (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, (2) the outcome of any legal proceedings that may be instituted against us or others following the announcement of the merger agreement, (3) the inability to complete the merger due to the failure to satisfy other conditions required to complete the merger, (4) risks that the proposed transaction disrupts current plans and operations, and (5) the costs, fees and expenses related to the merger. Additional information regarding risk factors and uncertainties affecting the Company is detailed from time to time in the Company's filings with the SEC, including, but not limited to, the Company's most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, available for viewing on the Company's website at www.greenfield.com. You are urged to consider these factors carefully in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. The forward-looking statements made herein speak only as of the date of this press release and we undertake no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.